    As filed with the Securities and Exchange Commission on August 24, 1998
                                                  Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          THOMASVILLE BANCSHARES, INC.
                 (Name of small business issuer in its charter)
                            ------------------------
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

GEORGIA                                                 6022                                     58-2175800
(State or other                                   (Primary Standard                             (IRS Employer
jurisdiction of                               Industrial Classification                        Identification
incorporation or                                    Code Number)                                   Number)
organization)
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                            ------------------------

                             301 NORTH BROAD STREET
                           THOMASVILLE, GEORGIA 31792
                                 (912) 226-3300
                          (Address and telephone number
                         of principal executive offices)

                            ------------------------

                                STEPHEN H. CHENEY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             301 NORTH BROAD STREET
                           THOMASVILLE, GEORGIA 31792
                                 (912) 226-3300
                       (Name, address and telephone number
                              of agent for service)

                            ------------------------

                              Copies Requested to:
                            ROBERT C. SCHWARTZ, ESQ.
                         SMITH, GAMBRELL & RUSSELL, LLP
                            SUITE 3100, PROMENADE II
                           1230 PEACHTREE STREET, N.E.
                           ATLANTA, GEORGIA 30309-3592
                                 (404) 815-3500

                            ------------------------

APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-58545
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


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
                                             CALCULATION OF REGISTRATION FEE
===================================================================================================================
                                                          Proposed              Proposed
     Title of each                                         maximum               maximum
        class of                   Amount                 offering              aggregate              Amount of
     securities to                 to be                    price                offering             registration
     be registered               registered               per share               price                   fee
-------------------------------------------------------------------------------------------------------------------
     Common Stock,
       $1.00 par
         value                 30,000 shares               $15.00                $450,000               $132.75
===================================================================================================================
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================================================================================

                           INCORPORATION BY REFERENCE

         The contents of the Registration Statement on Form SB-2, Registration No. 333-58545 are hereby incorporated by reference.

                                   SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, in the City of Thomasville, State of Georgia, on the 24th day of August, 1998.

                                    THOMASVILLE  BANCSHARES, INC.


                                    By:    /s/  Stephen H. Cheney
                                       -----------------------------------------
                                           Stephen H. Cheney
                                           President and Chief Executive Officer


        In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

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

                  Signature                                          Title                                  Date
                  ---------                                          -----                                  ----

/s/ Stephen H. Cheney                               President and Chief Executive Officer             August 24, 1998
Stephen H. Cheney                                          (Principal Executive and
                                                       Accounting Officer) and Director

/s/ Charles H. Hodges, III                          Executive Vice President and Director             August 24, 1998
---------------------------------
Charles H. Hodges, III

                  *                                                Director                           August 24, 1998
---------------------------------
Charles A. Balfour
                  *                                                Director                           August 24, 1998
---------------------------------
Clifford S. Campbell, Jr.
                    *                                              Director                           August 24, 1998
---------------------------------
Charles E. Hancock, M.D.
                    *                                              Director                           August 24, 1998
---------------------------------
Harold L. Jackson
                    *                                              Director                           August 24, 1998
---------------------------------
Harold L. Jackson
                  *                                                Director                           August 24, 1998
---------------------------------
Cochran A. Scott, Jr.
                  *                                                Director                           August 24, 1998
---------------------------------
Richard L. Singletary, Jr.

*By: /s/ Stephen H. Cheney
    -----------------------------
        Stephen H. Cheney
        Attorney-in-Fact
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



                                  EXHIBIT INDEX

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



         EXHIBIT
          NUMBER                                    DESCRIPTION OF EXHIBIT
          ------                                    ----------------------

           5              Opinion of Smith, Gambrell & Russell, LLP
          23.1            Consent of Smith, Gambrell & Russell, LLP (contained in their opinion at Exhibit 5)
          23.2            Consent of Francis & Co., CPAs.

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